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                                 EXHIBIT 23.2
                                 ------------

                             ACCOUNTANT'S CONSENT

     As independent public accountants, we hereby consent to the incorporation by reference of our report and all references to our firm included in or made a part of this Form S-8 registration statement.


                                             /s/  Arthur Andersen, LLP

Baltimore, Maryland
June 11, 2001